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                                                                   EXHIBIT 10.32


                   [FORM OF ACKNOWLEDGMENT AND CONFIRMATION]


         This ACKNOWLEDGEMENT AND CONFIRMATION (this "ACKNOWLEDGEMENT") is dated as of April 30, 1998, entered into by each of the undersigned (each a "CREDIT SUPPORT PARTY" and together the "CREDIT SUPPORT PARTY"), for the benefit of The Bank of New York, as Collateral Agent, and the Term Lenders and the Revolving Lenders referred to below, and is made with reference to (i) that certain Amended and Restated Revolving Credit Agreement dated as of April 30, 1998, with the lenders named therein (the "Revolving Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, The Bank of New York, as Administrative Agent, and First Union National Bank, as Documentation Agent (such Amended and Restated Revolving Credit Agreement being the "REVOLVING CREDIT AGREEMENT"), and (ii) that certain Amended and Restated Term Loan Agreement dated as of April 30, 1998 with the lenders named therein (the "Term Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, and The Bank of New York, as the Administrative Agent (said Amended and Restated Term Loan Agreement being the "TERM LOAN AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Revolving Credit Agreement and, if not defined therein, in the Term Loan Agreement.

                             PRELIMINARY STATEMENTS
                             ----------------------


         A. The Borrower is a party to that certain Revolving Credit Agreement dated as of October 24, 1997 with the lenders party to such Revolving Credit Agreement, DLJ Capital Funding, Inc., as Syndication Agent, The Bank of New York, as Administrative Agent, and First Union National Bank, as Documentation Agent (such Revolving Credit Agreement as amended to the date hereof, being the "EXISTING REVOLVING CREDIT AGREEMENT").

         B. The Borrower is a party to that certain Term Loan Agreement dated as of October 24, 1997 with the lenders party to such Term Loan Agreement, DLJ Capital Funding, Inc., as Syndication Agent, and The Bank of New York, as the Administrative Agent (said Term Loan Agreement, as amended to the date hereof, being the "EXISTING TERM LOAN AGREEMENT").

         C. The parties to the Existing Revolving Credit Agreement desire to amend and restate it in its entirety pursuant to the Revolving Credit Agreement.

         D. The parties to the Existing Term Loan Agreement desire to amend and restate it in its entirety pursuant to the Term Loan Agreement.

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         E.   The Borrower is a party to the Borrower Pledge Agreement pursuant to which Borrower has pledged certain Collateral to the Collateral Agent to secure, among other things, the obligations under the Existing Term Loan Agreement and the Existing Revolving Credit Agreement. TRC is a party to a Subsidiary Pledge Agreement dated as of October 24, 1997 (the "Subsidiary Pledge Agreement (TRC)") pursuant to which TRC pledged certain Collateral to the Collateral Agent to secure, among other things, the obligations under the Existing Term Loan Agreement and the Existing Revolving Credit Agreement and to secure the obligations of TRC under the Subsidiary Guaranty. RTC is a party to a Subsidiary Pledge Agreement dated as of February 27, 1998 (the "Subsidiary Pledge Agreement (RTC)") pursuant to which RTC pledged certain Collateral to the Collateral Agent to secure, among other things, the obligations under the Existing Term Loan Agreement and the Existing Revolving Credit Agreement and to secure the obligations of RTC under the Subsidiary Guaranty. Each Guarantor listed on the signature pages hereof is a party to the Subsidiary Guaranty pursuant to which such Guarantor has guarantied, among other things, the obligations under the Existing Term Loan Agreement and the Existing Revolving Credit Agreement. The Borrower, TRC, and RTC are collectively referred to herein as the "PLEDGORS." The Pledgors and the Guarantors are collectively referred to herein as the "CREDIT SUPPORT PARTIES." The Borrower Pledge Agreement, the Subsidiary Pledge Agreement (TRC), the Subsidiary Pledge Agreement (RTC), and the Subsidiary Guaranty are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTs".

         F. It is a condition precedent to the effectiveness of the Revolving Credit Agreement and the Term Loan Agreement that the Pledgors and Guarantors acknowledge and confirm the Credit Support Documents to which they are a party shall continue to guaranty or secure, as the case may be, the obligations under the Revolving Credit Agreement and the Term Loan Agreement and the Loan Documents referenced in the Revolving Credit Agreement and the Term Loan Agreement.

         G. The Credit Support Parties desire expressly to confirm the foregoing matters and to acknowledge for purposes of clarification that all obligations of the Borrower under the Revolving Credit Agreement and the Term Loan Agreement are within the definition of "Guarantied Obligations" contained in the Subsidiary Guaranty and constitute "Secured Obligations" under the Collateral Documents.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Credit Support Parties hereby agree as follows:

         1. Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Existing Revolving Credit Agreement, the Existing Term Loan Agreement, the Revolving Credit Agreement and the Term Loan Agreement and consents to the amendment and restatement of the Existing Revolving Credit Agreement and the Existing Term Loan Agreement effected pursuant to the Revolving Credit Agreement and the Term Loan Agreement. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the

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payment and performance of all "Guarantied Obligations" and "Secured
Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Revolving Credit Agreement and the Term Loan Agreement and the Loan Documents, as defined in each such agreement.

         2. Each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the Effective Date of the Revolving Credit Agreement and the Term Loan Agreement, and as a result thereof, the definitions of "Guarantied Obligations" and "Secured Obligations" contained in the Subsidiary Guaranty and the Collateral Documents shall include, without limitation, obligations in respect of the First Additional Term Loans and the obligations in respect of the Revolving Credit Commitments.

         3. Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Revolving Credit Agreement and the Term Loan Agreement. Each Credit Support Party represents and warrants that all representations and warranties contained in the Revolving Credit Agreement and the Term Loan Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         4. Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in the Revolving Credit Agreement and the Term Loan Agreement, such Credit Support Party is not required by the terms of the Revolving Credit Agreement or the Term Loan Agreement or any document referenced therein to consent to the amendment and restatement of the Existing Revolving Credit Agreement and the Existing Term Loan Agreement effected pursuant the Revolving Credit Agreement and the Term Loan Agreement and (ii) nothing in the Revolving Credit Agreement or the Term Loan Agreement or any document referenced therein shall be deemed to require the consent of such Credit Support Party to any future amendments to the Revolving Credit Agreement or the Term Loan Agreement.

         5. On and after the Effective Date, each reference in the Credit Support Documents to the "Revolving Credit Agreement" "thereunder", "thereof", "therein" or words of like import referring to the Existing Revolving Credit Agreement shall mean and be a reference to the Revolving Credit Agreement (as defined herein), as it may hereafter be amended, restated, or otherwise modified from time to time.

         6. On and after the Effective Date, each reference in the Credit Support Documents to the "Term Loan Agreement" "thereunder", "thereof", "therein" or words of like

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import referring to the Existing Term Loan Agreement shall mean and be a reference to the Term Loan Agreement (as defined herein), as it may hereafter be amended, restated, or otherwise modified from time to time.

         7. THIS ACKNOWLEDGEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         8. This Acknowledgment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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         IN WITNESS WHEREOF, each of the undersigned Credit Support Parties has caused this Acknowledgement and Confirmation to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.


                                 TOTAL RENAL CARE HOLDINGS, INC. as Borrower and a Pledgor

                                 TOTAL RENAL CARE, INC., as a Guarantor and a
                                 Pledgor

                                 TOTAL RENAL CARE ACQUISITION CORP., as a
                                 Guarantor

                                 RENAL TREATMENT CENTERS, INC., as a Guarantor and a Pledgor

                                 RENAL TREATMENT CENTERS - MID-ATLANTIC, INC., as a Guarantor

                                 RENAL TREATMENT CENTERS - NORTHEAST, INC., as a Guarantor

                                 RENAL TREATMENT CENTERS - CALIFORNIA, INC., as a Guarantor

                                 RENAL TREATMENT CENTERS - WEST, INC., as a
                                 Guarantor

                                 RENAL TREATMENT CENTERS - SOUTHEAST, INC., as a Guarantor

                                 By___________________________
                                 Title_______________________

                                 TRC WEST, INC., as a Guarantor

                                 By___________________________
                                 Title_______________________

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